Exhibit 99.2

The Travelers Companies, Inc. Financial Supplement - Fourth Quarter 2007

The information included in the Financial Supplement is unaudited. This document should be read in conjunction with the Company’s Form 10-K which will be filed with the Securities and Exchange Commission.

Index

The Travelers Companies, Inc. Financial Highlights ($ and shares in millions, except per share data)

									YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q	4Q
	2006	2006	2006	2006	2007	2007	2007	2007	2006	2007

Net income	$1,006	$970	$1,043	$1,189	$1,086	$1,254	$1,198	$1,063	$4,208	$4,601
Net income per share:
Basic	$1.45	$1.40	$1.52	$1.75	$1.62	$1.90	$1.85	$1.67	$6.12	$7.04
Diluted	$1.41	$1.36	$1.47	$1.68	$1.56	$1.86	$1.81	$1.64	$5.91	$6.86

Operating income	$1,011	$959	$1,037	$1,193	$1,078	$1,167	$1,198	$1,057	$4,200	$4,500
Operating income per share:
Basic	$1.46	$1.39	$1.51	$1.75	$1.61	$1.77	$1.85	$1.66	$6.11	$6.89
Diluted	$1.41	$1.34	$1.46	$1.69	$1.55	$1.73	$1.81	$1.63	$5.90	$6.71

Return on equity	17.9%	17.0%	17.6%	19.1%	17.3%	19.9%	18.6%	16.1%	17.9%	18.0%
Operating return on equity	18.1%	16.6%	17.4%	19.6%	17.5%	18.6%	18.6%	16.3%	17.9%	17.7%

Total assets, at period end (1)	$114,041	$114,681	$116,407	$115,292	$115,688	$115,361	$115,644	$115,254	$115,292	$115,254
Total equity, at period end	$22,837	$23,052	$24,747	$25,135	$25,357	$25,322	$26,307	$26,616	$25,135	$26,616

Book value per share, at period end	$32.59	$33.14	$35.69	$36.86	$37.93	$38.36	$40.54	$42.22	$36.86	$42.22
Less: Net unrealized investment gains (losses), net of tax	(0.09)	(0.69)	0.59	0.66	0.67	(0.40)	0.34	0.99	0.66	0.99
Adjusted book value per share, at period end	$32.68	$33.83	$35.10	$36.20	$37.26	$38.76	$40.20	$41.23	$36.20	$41.23

Weighted average number of common shares outstanding (basic)	692.2	691.8	685.3	679.2	669.9	658.6	648.4	634.5	687.1	652.7
Weighted average number of common shares outstanding and common stock equivalents (diluted)	720.8	720.4	714.6	711.0	701.2	676.0	661.9	648.7	716.7	672.3
Common shares outstanding at period end	696.2	691.4	689.5	678.3	665.3	657.0	646.1	627.8	678.3	627.8

Common stock dividends declared	$160	$180	$180	$176	$174	$192	$188	$184	$696	$738

Common stock repurchased:
Under repurchase program (2)
Shares	—	5.6	2.8	14.4	13.9	11.4	11.7	19.0	22.8	56.0
Cost	$—	$250	$121	$750	$725	$622	$600	$1,000	$1,121	$2,947
Other
Shares	0.5	0.1	—	0.7	0.6	0.7	0.2	0.2	1.3	1.7
Cost	$22	$3	$5	$31	$31	$36	$10	$12	$61	$89

(1)          Certain contractholder receivables and payables in the consolidated balance sheet, which had previously been reported on a net basis, have been reclassified to a gross basis, consistent with the Company’s accounting policy.

(2)          Repurchased under the Board authorized repurchase program of $5 billion.

See Glossary of Financial Measures and Description of Reportable Business Segments on page 34.

The Travelers Companies, Inc. Reconcillation to Net Income and Earnings Per Share ($ and shares in millions, except earnings per share)

									YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q	4Q
	2006	2006	2006	2006	2007	2007	2007	2007	2006	2007
Net income
Operating income	$1,011	$959	$1,037	$1,193	$1,078	$1,167	$1,198	$1,057	$4,200	$4,500
Net realized investment gains (losses)	(5)	11	6	(4)	8	87	—	6	8	101
Net income	$1,006	$970	$1,043	$1,189	$1,086	$1,254	$1,198	$1,063	$4,208	$4,601

Basic earnings per share
Operating income	$1.46	$1.39	$1.51	$1.75	$1.61	$1.77	$1.85	$1.66	$6.11	$6.89
Net realized investment gains (losses)	(0.01)	0.01	0.01	—	0.01	0.13	—	0.01	0.01	0.15
Net income	$1.45	$1.40	$1.52	$1.75	$1.62	$1.90	$1.85	$1.67	$6.12	$7.04

Diluted earnings per share
Operating income	$1.41	$1.34	$1.46	$1.69	$1.55	$1.73	$1.81	$1.63	$5.90	$6.71
Net realized investment gains (losses)	—	0.02	0.01	(0.01)	0.01	0.13	—	0.01	0.01	0.15
Net income	$1.41	$1.36	$1.47	$1.68	$1.56	$1.86	$1.81	$1.64	$5.91	$6.86

Adjustments to net income and weighted average shares for net income EPS calculations: (1)

	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	YTD 4Q	YTD 4Q
	2006	2006	2006	2006	2007	2007	2007	2007	2006	2007
Basic
Net income, as reported	$1,006	$970	$1,043	$1,189	$1,086	$1,254	$1,198	$1,063	$4,208	$4,601
Preferred stock dividends, net of taxes	(1)	(1)	(1)	(2)	(1)	(1)	(1)	(1)	(5)	(4)
Net income available to common shareholders - basic	$1,005	$969	$1,042	$1,187	$1,085	$1,253	$1,197	$1,062	$4,203	$4,597

Diluted
Net income available to common shareholders - basic	$1,005	$969	$1,042	$1,187	$1,085	$1,253	$1,197	$1,062	$4,203	$4,597
Effect of dilutive securities:
Convertible preferred stock	1	1	1	2	1	1	1	1	5	4
Zero coupon convertible notes	1	1	1	1	1	1	1	1	4	4
Convertible junior subordinated notes (2)	7	6	7	6	7	1	—	—	26	8
Net income available to common shareholders - diluted	$1,014	$977	$1,051	$1,196	$1,094	$1,256	$1,199	$1,064	$4,238	$4,613

Common Shares
Basic
Weighted average shares outstanding	692.2	691.8	685.3	679.2	669.9	658.6	648.4	634.5	687.1	652.7

Diluted
Weighted average shares outstanding	692.2	691.8	685.3	679.2	669.9	658.6	648.4	634.5	687.1	652.7
Weighted average effects of dilutive securities:
Stock options and other incentive plans	5.9	6.0	6.8	9.5	9.1	8.9	8.3	9.0	7.1	9.4
Convertible preferred stock	3.6	3.5	3.4	3.2	3.1	3.0	2.8	2.8	3.4	2.9
Zero coupon convertible notes	2.4	2.4	2.4	2.4	2.4	2.4	2.4	2.4	2.4	2.4
Convertible junior subordinated notes (2)	16.7	16.7	16.7	16.7	16.7	3.1	—	—	16.7	4.9
Diluted weighted average shares outstanding	720.8	720.4	714.6	711.0	701.2	676.0	661.9	648.7	716.7	672.3

(1)  Adjustments to net income and weighted average shares for net income EPS calculations can also be used for the operating income EPS calculations.

(2)  On April 18, 2007, the Company completed the redemption of its 4.50% convertible junior subordinated notes.

See Glossary of Financial Measures and Description of Reportable Business Segments on page 34.

The Travelers Companies, Inc. Statement of Income - Consolidated ($ in millions)

									YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q	4Q
	2006	2006	2006	2006	2007	2007	2007	2007	2006	2007

Revenues
Premiums	$4,991	$5,181	$5,260	$5,328	$5,295	$5,327	$5,416	$5,432	$20,760	$21,470
Net investment income	875	874	858	910	960	990	929	882	3,517	3,761
Fee income	150	153	150	138	120	127	148	113	591	508
Net realized investment gains (losses)	(6)	10	12	(5)	14	128	—	12	11	154
Other revenues	40	37	36	98	38	1	33	52	211	124
Total revenues	6,050	6,255	6,316	6,469	6,427	6,573	6,526	6,491	25,090	26,017

Claims and expenses
Claims and claim adjustment expenses	3,042	3,153	3,047	3,002	3,189	3,096	2,985	3,127	12,244	12,397
Amortization of deferred acquisition costs	800	814	858	867	869	915	956	966	3,339	3,706
General and administrative expenses	794	866	869	929	833	836	817	866	3,458	3,352
Interest expense	76	78	88	82	76	85	94	91	324	346
Total claims and expenses	4,712	4,911	4,862	4,880	4,967	4,932	4,852	5,050	19,365	19,801

Income before income taxes	1,338	1,344	1,454	1,589	1,460	1,641	1,674	1,441	5,725	6,216
Income tax expense	332	374	411	400	374	387	476	378	1,517	1,615
Net income	$1,006	$970	$1,043	$1,189	$1,086	$1,254	$1,198	$1,063	$4,208	$4,601

Other statistics:
Effective tax rate on net investment income	23.5%	23.0%	22.1%	23.0%	23.2%	23.4%	22.2%	21.1%	22.9%	22.5%
Net investment income (after-tax)	$670	$673	$668	$701	$737	$758	$724	$696	$2,712	$2,915

Catastrophes, net of reinsurance:
Pre-tax	$—	$67	$15	$21	$45	$40	$14	$68	$103	$167
After-tax	$—	$44	$10	$13	$29	$26	$9	$45	$67	$109

See Glossary of Financial Measures and Description of Reportable Business Segments on page 34.

The Travelers Companies, Inc. Net Income by Major Component and Combined Ratio - Consolidated ($ in millions, net of tax)

	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	YTD 4Q	YTD 4Q
	2006	2006	2006	2006	2007	2007	2007	2007	2006	2007

Underwriting gain	$337	$311	$407	$487	$341	$449	$520	$389	$1,542	$1,699
Net investment income	670	673	668	701	737	758	724	696	2,712	2,915
Other, including interest expense	4	(25)	(38)	5	—	(40)	(46)	(28)	(54)	(114)
Operating income	1,011	959	1,037	1,193	1,078	1,167	1,198	1,057	4,200	4,500
Net realized investment gains (losses)	(5)	11	6	(4)	8	87	—	6	8	101
Net income	$1,006	$970	$1,043	$1,189	$1,086	$1,254	$1,198	$1,063	$4,208	$4,601

GAAP Combined ratio (1) (2)
Loss and loss adjustment expense ratio	58.9%	59.5%	56.7%	55.1%	59.2%	57.1%	53.6%	56.6%	57.5%	56.6%
Underwriting expense ratio	30.0%	30.3%	30.5%	31.6%	30.0%	30.7%	30.8%	31.8%	30.6%	30.8%
Combined ratio	88.9%	89.8%	87.2%	86.7%	89.2%	87.8%	84.4%	88.4%	88.1%	87.4%

Impact of catastrophes on combined ratio	0.0%	1.3%	0.3%	0.4%	0.9%	0.8%	0.3%	1.3%	0.5%	0.7%
Impact of prior year reserve development on combined ratio	-1.0%	-2.0%	-1.7%	-3.0%	-1.2%	-2.4%	-4.3%	-2.4%	-1.9%	-2.5%

(1)  Before policyholder dividends.

(2)  Billing and policy fees, which are a component of other revenues, are allocated as a reduction of other underwriting expenses. In addition, fee income is allocated as a reduction of losses and loss adjustment expenses and underwriting expenses as follows:

									YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q	4Q
	2006	2006	2006	2006	2007	2007	2007	2007	2006	2007
Billing and policy fees	$28	$26	$28	$28	$29	$25	$26	$27	$110	$107
Fee income:
Loss and loss adjustment expenses	$92	$66	$59	$59	$47	$48	$71	$47	$276	$213
Underwriting expenses	58	87	91	79	73	79	77	66	315	295
Total fee income	$150	$153	$150	$138	$120	$127	$148	$113	$591	$508

See Glossary of Financial Measures and Description of Reportable Business Segments on page 34.

The Travelers Companies, Inc.
Operating Income - Consolidated
($ in millions)

	1Q 2006	2Q 2006	3Q 2006	4Q 2006	1Q 2007	2Q 2007	3Q 2007	4Q 2007	YTD 4Q 2006	YTD 4Q 2007

Revenues
Premiums	$4,991	$5,181	$5,260	$5,328	$5,295	$5,327	$5,416	$5,432	$20,760	$21,470
Net investment income	875	874	858	910	960	990	929	882	3,517	3,761
Fee income	150	153	150	138	120	127	148	113	591	508
Other revenues	40	37	36	98	38	1	33	52	211	124
Total revenues	6,056	6,245	6,304	6,474	6,413	6,445	6,526	6,479	25,079	25,863

Claims and expenses
Claims and claim adjustment expenses	3,042	3,153	3,047	3,002	3,189	3,096	2,985	3,127	12,244	12,397
Amortization of deferred acquisition costs	800	814	858	867	869	915	956	966	3,339	3,706
General and administrative expenses	794	866	869	929	833	836	817	866	3,458	3,352
Interest expense	76	78	88	82	76	85	94	91	324	346
Total claims and expenses	4,712	4,911	4,862	4,880	4,967	4,932	4,852	5,050	19,365	19,801

Operating income before income taxes	1,344	1,334	1,442	1,594	1,446	1,513	1,674	1,429	5,714	6,062
Income tax expense	333	375	405	401	368	346	476	372	1,514	1,562
Operating income	$1,011	$959	$1,037	$1,193	$1,078	$1,167	$1,198	$1,057	$4,200	$4,500

See Glossary of Financial Measures and Description of Reportable Business Segments on page 34.

The Travelers Companies, Inc.
Selected Statistics - Property and Casualty Operations
($ in millions)

	1Q 2006	2Q 2006	3Q 2006	4Q 2006	1Q 2007	2Q 2007	3Q 2007	4Q 2007	YTD 4Q 2006	YTD 4Q 2007
Statutory underwriting
Gross written premiums	$5,810	$6,197	$6,100	$5,932	$6,071	$6,262	$6,097	$5,768	$24,039	$24,198
Net written premiums	$4,774	$5,655	$5,284	$5,437	$5,144	$5,714	$5,394	$5,366	$21,150	$21,618

Net earned premiums	$4,991	$5,181	$5,260	$5,328	$5,295	$5,327	$5,416	$5,432	$20,760	$21,470
Losses and loss adjustment expenses	2,951	3,095	2,987	2,939	3,128	3,059	2,921	3,067	11,972	12,175
Underwriting expenses	1,493	1,609	1,524	1,644	1,670	1,732	1,694	1,676	6,270	6,772
Statutory underwriting gain	547	477	749	745	497	536	801	689	2,518	2,523
Policyholder dividends	9	6	5	6	7	6	11	8	26	32
Statutory underwriting gain after policyholder dividends	$538	$471	$744	$739	$490	$530	$790	$681	$2,492	$2,491

Other statutory statistics
Reserves for losses and loss adjustment expenses	$43,256	$43,116	$43,084	$42,948	$42,942	$43,029	$43,000	$43,068	$42,948	$43,068
Increase (decrease) in reserves (1)	$65	$(140)	$(32)	$(136)	$(6)	$87	$(29)	$68	$(243)	$120
Statutory surplus	$18,522	$19,037	$19,961	$20,945	$21,204	$21,843	$22,221	$22,878	$20,945	$22,878
Net written premiums/surplus (2)	1.10:1	1.09:1	1.05:1	1.01:1	1.01:1	0.99:1	0.98:1	0.94:1	1.01:1	0.94:1

(1)  Includes a reinsurance to close transaction for Lloyd’s in 1Q 2006, increasing reserves by $538 million.

(2)  Based on 12 months of rolling net written premiums.

See Glossary of Financial Measures and Description of Reportable Business Segments on page 34.

The Travelers Companies, Inc.
Written and Earned Premiums - Property and Casualty Operations
($ in millions)

	1Q 2006	2Q 2006	3Q 2006	4Q 2006	1Q 2007	2Q 2007	3Q 2007	4Q 2007	YTD 4Q 2006	YTD 4Q 2007
Written premiums
Gross	$5,810	$6,197	$6,100	$5,932	$6,071	$6,262	$6,097	$5,768	$24,039	$24,198
Ceded	(1,036)	(542)	(816)	(495)	(927)	(548)	(703)	(402)	(2,889)	(2,580)
Net	$4,774	$5,655	$5,284	$5,437	$5,144	$5,714	$5,394	$5,366	$21,150	$21,618

Earned premiums
Gross	$5,733	$5,899	$6,006	$6,120	$6,001	$6,031	$6,073	$6,075	$23,758	$24,180
Ceded	(742)	(718)	(746)	(792)	(706)	(704)	(657)	(643)	(2,998)	(2,710)
Net	$4,991	$5,181	$5,260	$5,328	$5,295	$5,327	$5,416	$5,432	$20,760	$21,470

See Glossary of Financial Measures and Description of Reportable Business Segments on page 34.

The Travelers Companies, Inc.
Operating Income - Business Insurance
($ in millions)

	1Q 2006	2Q 2006	3Q 2006	4Q 2006	1Q 2007	2Q 2007	3Q 2007	4Q 2007	YTD 4Q 2006	YTD 4Q 2007

Revenues
Premiums	$2,643	$2,715	$2,737	$2,781	$2,763	$2,802	$2,850	$2,868	$10,876	$11,283
Net investment income	636	635	610	657	694	717	664	633	2,538	2,708
Fee income	150	153	150	138	120	127	148	113	591	508
Other revenues	7	9	8	20	4	10	1	9	44	24
Total revenues	3,436	3,512	3,505	3,596	3,581	3,656	3,663	3,623	14,049	14,523

Claims and expenses
Claims and claim adjustment expenses	1,706	1,695	1,746	1,706	1,741	1,664	1,594	1,674	6,853	6,673
Amortization of deferred acquisition costs	376	374	397	400	403	435	451	453	1,547	1,742
General and administrative expenses	474	533	531	566	509	503	504	512	2,104	2,028
Interest expense	1	3	—	1	—	—	1	—	5	1
Total claims and expenses	2,557	2,605	2,674	2,673	2,653	2,602	2,550	2,639	10,509	10,444

Operating income before federal income taxes	879	907	831	923	928	1,054	1,113	984	3,540	4,079
Income taxes	228	252	218	220	250	249	310	255	918	1,064
Operating income	$651	$655	$613	$703	$678	$805	$803	$729	$2,622	$3,015

See Glossary of Financial Measures and Description of Reportable Business Segments on page 34.

The Travelers Companies, Inc.
Operating Income by Major Component and Combined Ratio - Business Insurance
($ in millions, net of tax)

	1Q 2006	2Q 2006	3Q 2006	4Q 2006	1Q 2007	2Q 2007	3Q 2007	4Q 2007	YTD 4Q 2006	YTD 4Q 2007

Underwriting gain	$155	$159	$131	$181	$140	$249	$284	$221	$626	$894
Net investment income	492	491	478	507	534	550	518	502	1,968	2,104
Other	4	5	4	15	4	6	1	6	28	17
Operating income	$651	$655	$613	$703	$678	$805	$803	$729	$2,622	$3,015

GAAP Combined ratio (1) (2)
Loss and loss adjustment expense ratio	60.9%	60.0%	61.5%	59.1%	61.2%	57.6%	53.3%	56.6%	60.3%	57.1%
Underwriting expense ratio	29.8%	30.1%	30.5%	31.8%	30.3%	30.5%	30.7%	31.2%	30.6%	30.7%
Combined ratio	90.7%	90.1%	92.0%	90.9%	91.5%	88.1%	84.0%	87.8%	90.9%	87.8%

Impact of catastrophes on combined ratio	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.1%	0.0%	0.0%
Impact of prior year reserve development on combined ratio	-0.7%	-1.2%	1.7%	-0.5%	-0.9%	-2.1%	-5.9%	-1.7%	-0.2%	-2.6%

(1)  Before policyholder dividends.

(2)  Billing and policy fees, which are a component of other revenues, are allocated as a reduction of other underwriting expenses. In addition, fee income is allocated as a reduction of losses and loss adjustment expenses and underwriting expenses as follows:

	1Q 2006	2Q 2006	3Q 2006	4Q 2006	1Q 2007	2Q 2007	3Q 2007	4Q 2007	YTD 4Q 2006	YTD 4Q 2007
Billing and policy fees	$3	$3	$3	$3	$3	$3	$3	$4	$12	$13
Fee income:
Loss and loss adjustment expenses	$92	$66	$59	$59	$47	$48	$71	$47	$276	$213
Underwriting expenses	58	87	91	79	73	79	77	66	315	295
Total fee income	$150	$153	$150	$138	$120	$127	$148	$113	$591	$508

See Glossary of Financial Measures and Description of Reportable Business Segments on page 34.

The Travelers Companies, Inc.
Selected Statistics - Business Insurance
($ in millions)

									YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q	4Q
	2006	2006	2006	2006	2007	2007	2007	2007	2006	2007

Statutory underwriting
Gross written premiums	$3,254	$3,314	$3,257	$3,222	$3,387	$3,321	$3,243	$3,066	$13,047	$13,017
Net written premiums	$2,687	$2,872	$2,644	$2,843	$2,880	$2,935	$2,726	$2,777	$11,046	$11,318

Net earned premiums	$2,643	$2,715	$2,737	$2,781	$2,763	$2,802	$2,850	$2,868	$10,876	$11,283
Losses and loss adjustment expenses	1,621	1,640	1,686	1,648	1,684	1,628	1,530	1,616	6,595	6,458
Underwriting expenses	756	813	761	857	866	882	870	867	3,187	3,485
Statutory underwriting gain	266	262	290	276	213	292	450	385	1,094	1,340
Policyholder dividends	5	3	2	3	3	3	5	4	13	15
Statutory underwriting gain after policyholder dividends	$261	$259	$288	$273	$210	$289	$445	$381	$1,081	$1,325

Other statistics
Effective tax rate on net investment income	22.8%	22.6%	21.6%	22.8%	23.1%	23.3%	22.0%	20.8%	22.5%	22.3%
Net investment income (after-tax)	$492	$491	$478	$507	$534	$550	$518	$502	$1,968	$2,104

Catastrophes, net of reinsurance:
Pre-tax	$—	$—	$—	$—	$—	$—	$—	$4	$—	$4
After-tax	$—	$—	$—	$—	$—	$—	$—	$3	$—	$3

See Glossary of Financial Measures and Description of Reportable Business Segments on page 34.

The Travelers Companies, Inc. Net Written Premiums - Business Insurance ($ in millions)

									YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q	4Q
	2006	2006	2006	2006	2007	2007	2007	2007	2006	2007

Net written premiums by market
Select Accounts	$679	$705	$625	$654	$701	$731	$637	$642	$2,663	$2,711
Commercial Accounts	575	548	575	678	641	581	615	681	2,376	2,518
National Accounts	268	298	254	315	255	286	245	270	1,135	1,056
Industry-Focused Underwriting	521	560	548	567	582	580	584	555	2,196	2,301
Target Risk Underwriting	398	463	377	391	417	475	394	379	1,629	1,665
Specialized Distribution	245	280	255	242	252	276	243	244	1,022	1,015
Total core	2,686	2,854	2,634	2,847	2,848	2,929	2,718	2,771	11,021	11,266
Business Insurance other	1	18	10	(4)	32	6	8	6	25	52
Total	$2,687	$2,872	$2,644	$2,843	$2,880	$2,935	$2,726	$2,777	$11,046	$11,318

Net written premiums by product line
Commercial multi-peril	$804	$776	$708	$795	$805	$778	$713	$770	$3,083	$3,066
Workers’ compensation	540	529	474	592	614	553	538	562	2,135	2,267
Commercial automobile	467	522	509	515	506	526	493	486	2,013	2,011
Property	467	521	469	482	494	549	476	471	1,939	1,990
General liability	407	512	476	462	434	527	501	481	1,857	1,943
Other	2	12	8	(3)	27	2	5	7	19	41
Total	$2,687	$2,872	$2,644	$2,843	$2,880	$2,935	$2,726	$2,777	$11,046	$11,318

National accounts
Additions to claim volume under administration (1)	$890	$742	$650	$722	$836	$640	$554	$641	$3,004	$2,671
Written fees	$144	$134	$121	$113	$123	$104	$100	$93	$512	$420

(1)  Includes new and renewal business.

See Glossary of Financial Measures and Description of Reportable Business Segments on page 34.

The Travelers Companies, Inc. Operating Income - Financial, Professional & International Insurance ($ in millions)

									YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q	4Q
	2006	2006	2006	2006	2007	2007	2007	2007	2006	2007

Revenues
Premiums	$788	$839	$850	$844	$844	$844	$854	$842	$3,321	$3,384
Net investment income	103	102	108	116	121	125	126	122	429	494
Other revenues	5	6	5	10	5	6	5	13	26	29
Total revenues	896	947	963	970	970	975	985	977	3,776	3,907

Claims and expenses
Claims and claim adjustment expenses	421	445	462	466	451	464	419	403	1,794	1,737
Amortization of deferred acquisition costs	150	159	164	165	163	160	166	165	638	654
General and administrative expenses	126	142	134	134	145	146	144	155	536	590
Total claims and expenses	697	746	760	765	759	770	729	723	2,968	2,981

Operating income before federal income taxes	199	201	203	205	211	205	256	254	808	926
Income taxes	58	52	59	30	55	53	73	70	199	251
Operating income	$141	$149	$144	$175	$156	$152	$183	$184	$609	$675

See Glossary of Financial Measures and Description of Reportable Business Segments on page 34.

The Travelers Companies, Inc. Operating Income by Major Component and Combined Ratio - Financial, Professional & International Insurance ($ in millions, net of tax)

									YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q	4Q
	2006	2006	2006	2006	2007	2007	2007	2007	2006	2007

Underwriting gain	$60	$68	$59	$79	$62	$53	$84	$83	$266	$282
Net investment income	77	77	82	89	91	95	95	94	325	375
Other	4	4	3	7	3	4	4	7	18	18
Operating income	$141	$149	$144	$175	$156	$152	$183	$184	$609	$675

GAAP Combined ratio (1)
Loss and loss adjustment expense ratio	53.0%	52.6%	54.1%	54.9%	53.0%	54.7%	48.3%	47.4%	53.7%	50.8%
Underwriting expense ratio	35.0%	35.8%	34.9%	35.5%	36.4%	36.3%	36.3%	37.9%	35.3%	36.8%
Combined ratio	88.0%	88.4%	89.0%	90.4%	89.4%	91.0%	84.6%	85.3%	89.0%	87.6%

Impact of catastrophes on combined ratio	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
Impact of prior year reserve development on combined ratio	0.0%	-1.1%	-0.2%	-0.4%	0.0%	-1.7%	-4.8%	-4.3%	-0.4%	-2.7%

(1)  Before policyholder dividends.

See Glossary of Financial Measures and Description of Reportable Business Segments on page 34.

The Travelers Companies, Inc.
Selected Statistics - Financial, Professional & International Insurance
($ in millions)

									YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q	4Q
	2006	2006	2006	2006	2007	2007	2007	2007	2006	2007

Statutory underwriting
Gross written premiums	$935	$1,043	$974	$1,029	$975	$1,063	$978	$1,021	$3,981	$4,037
Net written premiums	$515	$1,002	$912	$964	$600	$984	$918	$963	$3,393	$3,465

Net earned premiums	$788	$839	$850	$844	$844	$844	$854	$842	$3,321	$3,384
Losses and loss adjustment expenses	415	442	461	462	447	463	419	401	1,780	1,730
Underwriting expenses	292	299	273	287	322	314	302	305	1,151	1,243
Statutory underwriting gain	81	98	116	95	75	67	133	136	390	411
Policyholder dividends	4	3	3	3	4	3	6	4	13	17
Statutory underwriting gain after policyholder dividends	$77	$95	$113	$92	$71	$64	$127	$132	$377	$394

Other statistics
Effective tax rate on net investment income	24.7%	24.3%	24.2%	24.4%	24.6%	24.5%	24.0%	23.6%	24.4%	24.2%
Net investment income (after-tax)	$77	$77	$82	$89	$91	$95	$95	$94	$325	$375

Catastrophes, net of reinsurance:
Pre-tax	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
After-tax	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—

See Glossary of Financial Measures and Description of Reportable Business Segments on page 34.

The Travelers Companies, Inc.
Net Written Premiums - Financial, Professional & International Insurance
($ in millions)

									YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q	4Q
	2006	2006	2006	2006	2007	2007	2007	2007	2006	2007

Net written premiums by market
Bond & Financial Products excluding Afianzadora Insurgentes	$270	$645	$643	$619	$292	$652	$655	$604	$2,177	$2,203
Afianzadora Insurgentes (1)	23	15	21	19	19	6	—	—	78	25
Total Bond & Financial Products	293	660	664	638	311	658	655	604	2,255	2,228
International	222	342	248	326	289	326	263	359	1,138	1,237
Total	$515	$1,002	$912	$964	$600	$984	$918	$963	$3,393	$3,465

Net written premiums by product line
General liability	$110	$282	$297	$317	$96	$275	$284	$287	$1,006	$942
Fidelity & surety	152	342	338	293	180	344	341	287	1,125	1,152
International	222	342	248	326	289	326	263	359	1,138	1,237
Other	31	36	29	28	35	39	30	30	124	134
Total	$515	$1,002	$912	$964	$600	$984	$918	$963	$3,393	$3,465

(1)  In March 2007, the Company completed the sale of its Mexican surety subsidiary, Afianzadora Insurgentes.

See Glossary of Financial Measures and Description of Reportable Business Segments on page 34.

The Travelers Companies, Inc.
Operating Income - Personal Insurance
($ in millions)

									YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q	4Q
	2006	2006	2006	2006	2007	2007	2007	2007	2006	2007

Revenues
Premiums	$1,560	$1,627	$1,673	$1,703	$1,688	$1,681	$1,712	$1,722	$6,563	$6,803
Net investment income	134	137	140	137	145	148	139	127	548	559
Other revenues	24	22	23	25	24	21	23	22	94	90
Total revenues	1,718	1,786	1,836	1,865	1,857	1,850	1,874	1,871	7,205	7,452

Claims and expenses
Claims and claim adjustment expenses	915	1,013	839	830	997	968	972	1,050	3,597	3,987
Amortization of deferred acquisition costs	274	281	297	302	303	320	339	348	1,154	1,310
General and administrative expenses	183	197	200	224	170	177	162	190	804	699
Total claims and expenses	1,372	1,491	1,336	1,356	1,470	1,465	1,473	1,588	5,555	5,996

Operating income before federal income taxes	346	295	500	509	387	385	401	283	1,650	1,456
Income taxes	106	92	159	161	121	109	125	82	518	437
Operating income	$240	$203	$341	$348	$266	$276	$276	$201	$1,132	$1,019

See Glossary of Financial Measures and Description of Reportable Business Segments on page 34.

The Travelers Companies, Inc.
Operating Income by Major Component and Combined Ratio - Personal Insurance
($ in millions, net of tax)

									YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q	4Q
	2006	2006	2006	2006	2007	2007	2007	2007	2006	2007

Underwriting gain	$122	$84	$217	$226	$139	$147	$152	$85	$649	$523
Net investment income	102	105	108	106	112	113	111	100	421	436
Other	16	14	16	16	15	16	13	16	62	60
Operating income	$240	$203	$341	$348	$266	$276	$276	$201	$1,132	$1,019

GAAP Combined ratio (1)
Loss and loss adjustment expense ratio	58.7%	62.2%	50.2%	48.7%	59.0%	57.6%	56.8%	61.0%	54.8%	58.6%
Underwriting expense ratio	27.7%	27.9%	28.2%	29.4%	26.5%	28.3%	28.0%	29.8%	28.3%	28.2%
Combined ratio	86.4%	90.1%	78.4%	78.1%	85.5%	85.9%	84.8%	90.8%	83.1%	86.8%

Impact of catastrophes on combined ratio	0.0%	4.1%	0.9%	1.3%	2.7%	2.4%	0.8%	3.7%	1.6%	2.4%
Impact of prior year reserve development on combined ratio	-1.9%	-3.6%	-7.9%	-8.2%	-2.1%	-3.0%	-1.4%	-2.5%	-5.5%	-2.2%

(1)  Billing and policy fees, which are a component of other revenues, are allocated as a reduction of underwriting expenses. Billing and policy fees are as follows:

									YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q	4Q
	2006	2006	2006	2006	2007	2007	2007	2007	2006	2007
Billing and policy fees	$25	$23	$25	$25	$26	$22	$23	$23	$98	$94

See Glossary of Financial Measures and Description of Reportable Business Segments on page 34.

The Travelers Companies, Inc.
Selected Statistics - Personal Insurance
($ in millions)

									YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q	4Q
	2006	2006	2006	2006	2007	2007	2007	2007	2006	2007

Statutory underwriting

Gross written premiums	$1,621	$1,840	$1,869	$1,681	$1,709	$1,878	$1,876	$1,681	$7,011	$7,144
Net written premiums	$1,572	$1,781	$1,728	$1,630	$1,664	$1,795	$1,750	$1,626	$6,711	$6,835

Net earned premiums	$1,560	$1,627	$1,673	$1,703	$1,688	$1,681	$1,712	$1,722	$6,563	$6,803
Losses and loss adjustment expenses	915	1,013	840	829	997	968	972	1,050	3,597	3,987
Underwriting expenses	445	497	490	500	482	536	522	504	1,932	2,044
Statutory underwriting gain	$200	$117	$343	$374	$209	$177	$218	$168	$1,034	$772

Other statistics
Effective tax rate on net investment income	23.6%	23.5%	23.0%	22.6%	22.8%	22.8%	21.6%	20.1%	23.2%	21.9%
Net investment income (after-tax)	$102	$105	$108	$106	$112	$113	$111	$100	$421	$436

Catastrophes, net of reinsurance:
Pre-tax	$—	$67	$15	$21	$45	$40	$14	$64	$103	$163
After-tax	$—	$44	$10	$13	$29	$26	$9	$42	$67	$106

Policies in force (in thousands) (1)
Automobile	2,309	2,378	2,431	2,450	2,456	2,464	2,473	2,479	2,450	2,479
Homeowners and other	4,270	4,387	4,493	4,544	4,579	4,631	4,666	4,682	4,544	4,682

(1)  In April 2007, the Company completed the sale of its subsidiary, Mendota Insurance Company and its wholly-owned subsidiaries, Mendakota Insurance Company and Mendota Insurance Agency, Inc.  Policies in force have been restated to exclude sold entities.

See Glossary of Financial Measures and Description of Reportable Business Segments on page 34.

The Travelers Companies, Inc.
Selected Statistics - Personal Insurance (Automobile)
($ in millions)

									YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q	4Q
	2006	2006	2006	2006	2007	2007	2007	2007	2006	2007

Statutory underwriting

Gross written premiums	$942	$960	$943	$886	$975	$927	$914	$857	$3,731	$3,673

Net written premiums:
Excluding Mendota	$883	$909	$889	$836	$916	$915	$901	$847	$3,517	$3,579
Mendota (1)	49	42	45	39	49	—	—	—	175	49
Total	$932	$951	$934	$875	$965	$915	$901	$847	$3,692	$3,628

Net earned premiums	$872	$910	$939	$951	$939	$912	$920	$921	$3,672	$3,692
Losses and loss adjustment expenses	590	626	598	543	595	593	599	622	2,357	2,409
Underwriting expenses	239	259	240	252	254	262	253	243	990	1,012
Statutory underwriting gain	$43	$25	$101	$156	$90	$57	$68	$56	$325	$271

Other statistics
GAAP Combined ratio (2):
Loss and loss adjustment expense ratio	67.7%	68.7%	63.7%	57.1%	63.3%	65.1%	65.1%	67.6%	64.2%	65.3%
Underwriting expense ratio	25.3%	26.8%	26.0%	26.8%	24.1%	26.6%	26.3%	27.2%	26.2%	26.1%
Combined ratio	93.0%	95.5%	89.7%	83.9%	87.4%	91.7%	91.4%	94.8%	90.4%	91.4%

Impact of catastrophes on combined ratio	0.0%	0.4%	0.0%	0.0%	0.1%	0.4%	0.0%	0.0%	0.1%	0.1%

Catastrophe losses, net of reinsurance:
Pre-tax	$—	$3	$—	$—	$1	$4	$—	$—	$3	$5
After-tax	$—	$2	$—	$—	$1	$2	$—	$—	$2	$3

Policies in force (in thousands) (3)	2,309	2,378	2,431	2,450	2,456	2,464	2,473	2,479
Change from prior year quarter (3)	5.4%	8.3%	9.8%	8.9%	6.3%	3.6%	1.7%	1.2%
Change from prior quarter (3)	2.6%	3.0%	2.2%	0.8%	0.2%	0.3%	0.4%	0.2%

(1)  In April 2007, the Company completed the sale of its subsidiary, Mendota Insurance Company and its wholly-owned subsidiaries, Mendakota Insurance Company and Mendota Insurance Agency, Inc. (collectively, Mendota).

(2)  Billing and policy fees, which are a component of other revenues, are allocated as a reduction of underwriting expenses. Billing and policy fees are as follows:

									YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q	4Q
	2006	2006	2006	2006	2007	2007	2007	2007	2006	2007
Billing and policy fees	$16	$15	$16	$16	$17	$13	$14	$13	$63	$57

(3)  Policies in force have been restated to exclude sold entities.

See Glossary of Financial Measures and Description of Reportable Business Segments on page 34.

The Travelers Companies, Inc.
Selected Statistics - Personal Insurance (Homeowners and Other)
($ in millions)

									YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q	4Q
	2006	2006	2006	2006	2007	2007	2007	2007	2006	2007
Statutory underwriting

Gross written premiums	$679	$880	$926	$795	$734	$951	$962	$824	$3,280	$3,471

Net written premiums:
Excluding Mendota	$637	$826	$791	$753	$699	$880	$849	$779	$3,007	$3,207
Mendota (1)	3	4	3	2	—	—	—	—	12	—
Total	$640	$830	$794	$755	$699	$880	$849	$779	$3,019	$3,207

Net earned premiums	$688	$717	$734	$752	$749	$769	$792	$801	$2,891	$3,111
Losses and loss adjustment expenses	325	387	242	286	402	375	373	428	1,240	1,578
Underwriting expenses	206	238	250	248	228	274	269	261	942	1,032
Statutory underwriting gain	$157	$92	$242	$218	$119	$120	$150	$112	$709	$501

Other statistics
GAAP Combined ratio (2):
Loss and loss adjustment expense ratio	47.3%	54.0%	33.0%	38.0%	53.7%	48.7%	47.1%	53.4%	42.9%	50.7%
Underwriting expense ratio	30.8%	29.3%	31.1%	32.8%	29.4%	30.2%	30.0%	32.9%	31.0%	30.7%
Combined ratio	78.1%	83.3%	64.1%	70.8%	83.1%	78.9%	77.1%	86.3%	73.9%	81.4%

Impact of catastrophes on combined ratio	0.0%	8.9%	2.1%	2.8%	5.9%	4.6%	1.8%	8.0%	3.5%	5.1%

Catastrophe losses, net of reinsurance:
Pre-tax	$—	$64	$15	$21	$44	$36	$14	$64	$100	$158
After-tax	$—	$42	$10	$13	$28	$24	$9	$42	$65	$103

Policies in force (in thousands) (3)	4,270	4,387	4,493	4,544	4,579	4,631	4,666	4,682
Change from prior year quarter (3)	6.4%	7.9%	8.9%	8.3%	7.2%	5.6%	3.9%	3.0%
Change from prior quarter (3)	1.7%	2.7%	2.4%	1.1%	0.8%	1.1%	0.8%	0.3%

(1)  In April 2007, the Company completed the sale of its subsidiary, Mendota Insurance Company and its wholly-owned subsidiaries, Mendakota Insurance Company and Mendota Insurance Agency, Inc. (collectively Mendota).

(2)  Billing and policy fees, which are a component of other revenues, are allocated as a reduction of underwriting expenses. Billing and policy fees are as follows:

									YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q	4Q
	2006	2006	2006	2006	2007	2007	2007	2007	2006	2007
Billing and policy fees	$9	$9	$9	$8	$9	$9	$9	$10	$35	$37

(3)  Policies in force have been restated to exclude sold entities.

See Glossary of Financial Measures and Description of Reportable Business Segments on page 34.

The Travelers Companies, Inc.
Interest Expense and Other
($ in millions)

									YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q	4Q
	2006	2006	2006	2006	2007	2007	2007	2007	2006	2007
Revenues
Net investment income	$2	$—	$—	$—	$—	$—	$—	$—	$2	$—
Other revenues (1)	4	—	—	43	5	(36)	4	8	47	(19)
Total revenues	6	—	—	43	5	(36)	4	8	49	(19)

Claims and expenses
Interest expense	75	75	88	81	76	85	93	91	319	345
General and administrative expenses	11	(6)	4	5	9	10	7	9	14	35
Total claims and expenses	86	69	92	86	85	95	100	100	333	380

Operating loss before federal income tax benefit	(80)	(69)	(92)	(43)	(80)	(131)	(96)	(92)	(284)	(399)
Income taxes	(59)	(21)	(31)	(10)	(58)	(65)	(32)	(35)	(121)	(190)
Operating loss	$(21)	$(48)	$(61)	$(33)	$(22)	$(66)	$(64)	$(57)	$(163)	$(209)

(1)  In the fourth quarter of 2006, other revenues include a $42 million gain on the Company’s redemption of its 7.60%, $593 million subordinated debentures, representing the remaining unamortized fair value adjustment recorded at the merger date.  In the second quarter of 2007, other revenues includes a $39 million loss on the Company’s redemption of its 4.50% convertible junior subordinated notes, representing the redemption premium paid and the write off of the remaining unamortized debt issuance costs.

See Glossary of Financial Measures and Description of Reportable Business Segments on page 34.

The Travelers Companies, Inc.
Consolidated Balance Sheet
(in millions)

	December 31,	December 31,
	2007 (1)	2006

Assets
Fixed maturities, available for sale at fair value (including $1,988 and $1,674 subject to securities lending) (amortized cost $64,152 and $62,244)	$64,920	$62,666
Equity securities, at fair value (cost $473 and $436)	488	473
Real estate	850	793
Short-term securities	5,186	4,938
Other investments	3,374	3,398
Total investments	74,818	72,268

Cash	300	459
Investment income accrued	861	827
Premiums receivable	6,142	6,181
Reinsurance recoverables	15,641	17,820
Ceded unearned premiums	1,123	1,243
Deferred acquisition costs	1,809	1,615
Deferred tax asset	1,207	1,536
Contractholder receivables (2)	6,696	6,554
Goodwill	3,366	3,438
Other intangible assets	814	764
Other assets	2,477	2,587
Total assets	$115,254	$115,292

	December 31,	December 31,
	2007 (1)	2006

Liabilities
Claims and claim adjustment expense reserves	$57,700	$59,288
Unearned premium reserves	11,227	11,228
Contractholder payables (2)	6,696	6,554
Payables for reinsurance premiums	618	685
Debt	6,242	5,760
Other liabilities	6,155	6,642
Total liabilities	88,638	90,157

Shareholders’ equity
Preferred Stock Savings Plan - convertible preferred stock (0.3 and 0.4 shares issued and outstanding)	112	129
Common stock (1,750.0 shares authorized; 627.8 and 678.3 shares issued and outstanding)	18,990	18,530
Retained earnings	11,110	7,253
Accumulated other changes in equity from nonowner sources	670	452
Treasury stock, at cost (82.9 and 25.2 shares)	(4,266)	(1,229)
Total shareholders’ equity	26,616	25,135
Total liabilities and shareholders’ equity	$115,254	$115,292

(1)  Preliminary.

(2)  Certain contractholder receivables and payables in the consolidated balance sheet, which had previously been reported on a net basis, have been reclassified to a gross basis, consistent with the Company’s accounting policy.

The Travelers Companies, Inc.
Investment Portfolio
(at carrying value, $ in millions)

	December 31,	Pre-tax Book	December 31,	Pre-tax Book
	2007	Yield (1)	2006	Yield (1)
Investment portfolio

Taxable fixed maturities (including redeemable preferred stock)	$26,369	5.21%	$27,035	5.09%
Tax-exempt fixed maturities	38,551	4.16%	35,631	4.17%
Total fixed maturities	64,920	4.59%	62,666	4.57%

Non-redeemable preferred stocks	305	6.27%	358	6.38%
Common stocks	183		115
Total equity securities	488		473

Real estate	850		793

Short-term securities	5,186	4.95%	4,938	5.45%

Private equities	1,437		1,592
Arbitrage funds	914		984
Real estate joint ventures & other	948		743
Mortgage loans	45	7.31%	53	7.22%
Trading securities	30		26
Total other investments	3,374		3,398

Total investments	$74,818		$72,268

Net unrealized investment gains (losses), net of tax, included in shareholders’ equity	$620		$453

(1)  Yields are provided for those investments with an embedded book yield.

The Travelers Companies, Inc.
Investment Portfolio - Fixed Maturities Data
(at carrying value, $ in millions)

	December 31,	December 31,
	2007	2006
Fixed maturities
U.S. Treasury securities and obligations of U.S. Government corporations and agencies	$2,150	$2,718
Obligations of states and political subdivisions	38,822	35,907
Debt securities issued by foreign governments	1,635	1,552
Mortgage-backed securities - principally obligations of U.S. Government agencies	7,116	7,589
Corporates (including redeemable preferreds)	15,197	14,900
Total fixed maturities	$64,920	$62,666

Fixed Maturities

Quality Characteristics (1)

	December 31, 2007
	Amount	% of Total
Quality Ratings
Aaa	$43,946	67.7%
Aa	11,827	18.2
A	4,343	6.7
Baa	3,163	4.9
Total investment grade	63,279	97.5
Ba	703	1.1
B	744	1.1
Caa and lower	194	0.3
Total below investment grade	1,641	2.5
Total fixed maturities	$64,920	100.0%
Average weighted quality	AA1, AA+
Average duration of fixed maturities and short-term securities, net of securities lending activities and net receivables and payables on investment sales and purchases	4.0

(1)  Rated using external rating agencies or by Travelers when a public rating does not exist. Below investment grade assets refer to securities rated “Ba” or below.

The Travelers Companies, Inc.
Investment Income
($ in millions)

									YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q	4Q
	2006	2006	2006	2006	2007	2007	2007	2007	2006	2007

Gross investment income
Fixed maturities	$667	$677	$691	$703	$709	$712	$731	$741	$2,738	$2,893
Short-term securities	60	60	81	84	73	64	76	66	285	279
Other	163	159	100	135	193	229	137	89	557	648
	890	896	872	922	975	1,005	944	896	3,580	3,820
Investment expenses	15	22	14	12	15	15	15	14	63	59
Net investment income, pre-tax	875	874	858	910	960	990	929	882	3,517	3,761
Income taxes	205	201	190	209	223	232	205	186	805	846
Net investment income, after-tax	$670	$673	$668	$701	$737	$758	$724	$696	$2,712	$2,915

Effective tax rate	23.5%	23.0%	22.1%	23.0%	23.2%	23.4%	22.2%	21.1%	22.9%	22.5%

Average invested assets (1)	$69,701	$70,491	$72,050	$72,808	$72,737	$73,063	$74,451	$75,215	$71,252	$73,872

Average yield pre-tax (1)	5.0%	5.0%	4.8%	5.0%	5.3%	5.4%	5.0%	4.7%	4.9%	5.1%
Average yield after-tax	3.8%	3.8%	3.7%	3.9%	4.1%	4.2%	3.9%	3.7%	3.8%	3.9%

(1)  Excludes net unrealized investment gains (losses), net of tax, and is adjusted for cash, receivables for investment sales, payables on investment purchases and accrued investment income.

The Travelers Companies, Inc.
Net Realized and Unrealized Investment Gains (Losses)
($ in millions)

									YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q	4Q
	2006	2006	2006	2006	2007	2007	2007	2007	2006	2007
Net realized investment gains (losses)
Fixed maturities	$—	$(29)	$(6)	$2	$9	$13	$(7)	$(10)	$(33)	$5
Equity securities	14	2	7	(2)	2	3	(1)	(2)	21	2
Other (1)	(20)	37	11	(5)	3	112	8	24	23	147
Realized investment gains (losses) before tax	(6)	10	12	(5)	14	128	—	12	11	154
Related taxes	(1)	(1)	6	(1)	6	41	—	6	3	53
Net realized investment gains (losses)	$(5)	$11	$6	$(4)	$8	$87	$—	$6	$8	$101

Gross investment gains (2)	$125	$101	$86	$80	$60	$160	$53	$139	$392	$412
Gross investment losses before impairments (2)	(121)	(88)	(61)	(63)	(37)	(23)	(39)	(89)	(333)	(188)
Impairments	(10)	(3)	(13)	(22)	(9)	(9)	(14)	(38)	(48)	(70)
Realized investment gains (losses) before tax	(6)	10	12	(5)	14	128	—	12	11	154
Related taxes	(1)	(1)	6	(1)	6	41	—	6	3	53
Net realized investment gains (losses)	$(5)	$11	$6	$(4)	$8	$87	$—	$6	$8	$101

	March 31,	June 30,	September 30,	December 31,	March 31,	June 30,	September 30,	December 31,
	2006	2006	2006	2006	2007	2007	2007	2007

Net unrealized investment gains (losses), net of tax, by asset type
Fixed maturities	$(328)	$(917)	$440	$422	$417	$(591)	$155	$768
Equity securities & other	217	174	173	258	252	174	175	169
Unrealized investment gains (losses) before tax	(111)	(743)	613	680	669	(417)	330	937
Related taxes	(50)	(267)	202	227	230	(154)	109	317

Balance, end of period	$(61)	$(476)	$411	$453	$439	$(263)	$221	$620

(1)  In the second quarter of 2007, includes $81 million from the bundled sale of a substantial portion of the Company’s venture capital investment holdings.

(2)  Includes the following gross investment gains and gross investment losses related to U.S. Treasury futures, which are settled daily:

Gross investment Treasury future gains	$71	$34	$14	$25	$18	$18	$13	$21	$144	$70
Gross investment Treasury future losses	$43	$25	$24	$22	$19	$11	$18	$30	$114	$78

The Company entered into these arrangements as part of its strategy to shorten the duration of the fixed maturity portfolio.  In a changing interest rate environment the change in the value of the futures contracts can be expected to partially offset changes in the value of the fixed maturity portfolio.

The Travelers Companies, Inc.
Reinsurance Recoverables
($ in millions)

	December 31,	December 31,
	2007	2006
Gross reinsurance recoverables on paid and unpaid claims and claim adjustment expenses	$10,731	$12,837
Allowance for uncollectible reinsurance	(688)	(773)
Net reinsurance recoverables	10,043	12,064
Mandatory pools and associations	1,983	1,998
Structured settlements	3,615	3,758
Total reinsurance recoverables	$15,641	$17,820

The Company’s top five reinsurer groups, including retroactive reinsurance, by reinsurance recoverable is as follows:

	A.M. Best Rating of Group’s	December 31,	December 31,
Reinsurer	Predominant Reinsurer	2007	2006
Swiss Re Group	A+ second highest of 16 ratings	$1,266	$1,478
Munich Re Group	A third highest of 16 ratings	994	1,125
Berkshire Hathaway Group	A++ highest of 16 ratings	591	900
American International Group	A+ second highest of 16 ratings	553	718
XL Capital Group	A third highest of 16 ratings	511	552

The gross reinsurance recoverables on paid and unpaid claims and claim adjustment expenses represent the current and estimated future amounts due from reinsurers on known and unasserted claims.  The ceded reserves are estimated in a manner consistent with the underlying direct and assumed reserves.  Although this total comprises recoverables due from nearly one thousand different reinsurance entities, about half is attributable to 10 reinsurer groups.

The net reinsurance recoverables reflect an allowance for uncollectible reinsurance that is recorded on the basis of periodic evaluations of balances due, reinsurer solvency, the Company’s experience and current economic conditions.  Of the total net recoverables due from reinsurers at December 31, 2007, after deducting mandatory pool and structured settlement balances, $7.7 billion, or 77%, were rated by A.M. Best Company.  Of the total rated by A.M. Best Company, 96% were rated A- or better.  The remaining 23% net recoverables from reinsurers were comprised of the following:  7% related to the Company’s participation in voluntary pools, 8% related to recoverables from captive insurance companies and 8% were balances from other companies not rated by A.M. Best Company.  In addition, $3.0 billion of the net recoverables were collateralized by letters of credit, funds held and trust agreements at December 31, 2007.

The allowance for uncollectible reinsurance is based upon the Company’s ongoing review of amounts outstanding, length of collection periods, changes in reinsurer credit standing, and other relevant factors.

The mandatory pools and associations represent various involuntary assigned risk pools that the Company is required to participate in.  These pools principally involve workers’ compensation and automobile insurance, which provide various insurance coverages to insureds that otherwise are unable to purchase coverage in the open market.  The costs of these mandatory pools in most states are usually charged back to the participating members in proportion to voluntary writings of related business in that state.  In the event that a member of the pool becomes insolvent, the remaining members assume an additional pro rata share of the pool’s liabilities.

The structured settlements represent annuities that are purchased from life insurance companies to settle personal physical injury claims, with workers’ compensation claims comprising a significant proportion.  The Company retains the ultimate liability to the claimant in the event that the assigned company fails to pay, so the amount is reflected as a liability and as a recoverable for GAAP purposes.

The Travelers Companies, Inc.
Net Reserves for Losses and Loss Adjustment Expense
($ in millions)

									YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q	4Q
	2006	2006	2006	2006	2007	2007	2007	2007	2006	2007
Business Insurance
Beginning of period	$35,312	$35,158	$34,776	$34,650	$34,444	$34,456	$34,295	$34,131	$35,312	$34,444
Incurred	1,621	1,640	1,686	1,648	1,684	1,628	1,530	1,616	6,595	6,458
Paid	(2,147)	(2,070)	(1,815)	(1,868)	(1,661)	(1,814)	(1,708)	(1,767)	(7,900)	(6,950)
Acquired reserves, foreign exchange and other (1)	372	48	3	14	(11)	25	14	41	437	69
End of period	$35,158	$34,776	$34,650	$34,444	$34,456	$34,295	$34,131	$34,021	$34,444	$34,021

Financial, Professional & International Insurance
Beginning of period	$4,242	$4,513	$4,646	$4,822	$5,014	$4,991	$5,285	$5,416	$4,242	$5,014
Incurred	415	442	461	462	447	463	419	401	1,780	1,730
Paid	(347)	(366)	(293)	(318)	(318)	(256)	(333)	(339)	(1,324)	(1,246)
Acquired (sold) reserves, foreign exchange and other (1) (2)	203	57	8	48	(152)	87	45	42	316	22
End of period	$4,513	$4,646	$4,822	$5,014	$4,991	$5,285	$5,416	$5,520	$5,014	$5,520

Personal Insurance
Beginning of period	$3,637	$3,585	$3,694	$3,612	$3,490	$3,495	$3,449	$3,453	$3,637	$3,490
Incurred	915	1,013	840	829	997	968	972	1,050	3,597	3,987
Paid	(967)	(904)	(922)	(951)	(992)	(952)	(968)	(976)	(3,744)	(3,888)
Sold reserves (3)	—	—	—	—	—	(62)	—	—	—	(62)
End of period	$3,585	$3,694	$3,612	$3,490	$3,495	$3,449	$3,453	$3,527	$3,490	$3,527

Total
Beginning of period	$43,191	$43,256	$43,116	$43,084	$42,948	$42,942	$43,029	$43,000	$43,191	$42,948
Incurred	2,951	3,095	2,987	2,939	3,128	3,059	2,921	3,067	11,972	12,175
Paid	(3,461)	(3,340)	(3,030)	(3,137)	(2,971)	(3,022)	(3,009)	(3,082)	(12,968)	(12,084)
Acquired (sold) reserves, foreign exchange and other (1) (2) (3)	575	105	11	62	(163)	50	59	83	753	29
End of period	$43,256	$43,116	$43,084	$42,948	$42,942	$43,029	$43,000	$43,068	$42,948	$43,068

Prior Year Reserve Development: Unfavorable (Favorable)

Business Insurance
Asbestos	$—	$—	$155	$—	$—	$—	$—	$—	$155	$—
Environmental	—	—	120	—	—	185	—	—	120	185
All other	(19)	(34)	(229)	(14)	(27)	(245)	(165)	(49)	(296)	(486)
Prior year development excluding accretion	(19)	(34)	46	(14)	(27)	(60)	(165)	(49)	(21)	(301)
Accretion of discount	16	15	16	15	15	15	15	15	62	60
Total Business Insurance	(3)	(19)	62	1	(12)	(45)	(150)	(34)	41	(241)

Financial, Professional & International Insurance	—	(9)	(1)	(4)	—	(15)	(42)	(36)	(14)	(93)

Personal Insurance	(30)	(58)	(132)	(139)	(35)	(50)	(24)	(43)	(359)	(152)
Total	$(33)	$(86)	$(71)	$(142)	$(47)	$(110)	$(216)	$(113)	$(332)	$(486)

(1)  Acquired reserves include a reinsurance to close transaction for Lloyd’s in 1Q 2006, increasing reserves by $358 million and $180 million in Business Insurance and Financial, Professional & International Insurance, respectively.

(2)  Reflects the sale of Afianzadora Insurgentes in 1Q 2007, decreasing reserves by $118 million in Financial, Professional & International Insurance.

(3)  Reflects the sale of Mendota and its subsidiaries in 2Q 2007, decreasing reserves by $62 million in Personal Insurance.

See Glossary of Financial Measures and Description of Reportable Business Segments on page 34.

The Travelers Companies, Inc.
Asbestos and Environmental Reserves
($ in millions)

									4Q	4Q
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	YTD	YTD
	2006	2006	2006	2006	2007	2007	2007	2007	2006	2007

Asbestos reserves
Beginning reserves:
Direct	$5,103	$5,000	$4,838	$4,925	$4,777	$4,625	$4,532	$4,447	$5,103	$4,777
Ceded	(739)	(720)	(716)	(746)	(726)	(699)	(673)	(662)	(739)	(726)
Net	4,364	4,280	4,122	4,179	4,051	3,926	3,859	3,785	4,364	4,051
Incurred losses and loss expenses:
Direct	—	—	196	—	—	—	(1)	—	196	(1)
Ceded	—	—	(41)	—	—	—	1	—	(41)	1
Accretion of discount:
Direct	—	—	1	—	—	—	—	—	1	—
Ceded	—	—	—	—	—	—	—	—	—	—
Losses paid:
Direct	103	162	110	148	152	93	84	94	523	423
Ceded	(19)	(4)	(11)	(20)	(27)	(26)	(10)	(43)	(54)	(106)
Ending reserves:
Direct	5,000	4,838	4,925	4,777	4,625	4,532	4,447	4,353	4,777	4,353
Ceded	(720)	(716)	(746)	(726)	(699)	(673)	(662)	(619)	(726)	(619)
Net	$4,280	$4,122	$4,179	$4,051	$3,926	$3,859	$3,785	$3,734	$4,051	$3,734

Environmental reserves
Beginning reserves:
Direct	$494	$406	$379	$460	$413	$364	$529	$498	$494	$413
Ceded	(69)	(19)	(7)	6	5	8	8	14	(69)	5
Net	425	387	372	466	418	372	537	512	425	418
Incurred losses and loss expenses:
Direct	—	—	108	—	—	185	(3)	—	108	182
Ceded	—	—	12	—	—	—	3	—	12	3
Losses paid:
Direct	88	27	27	47	49	20	28	20	189	117
Ceded	(50)	(12)	(1)	1	(3)	—	(3)	2	(62)	(4)
Ending reserves:
Direct	406	379	460	413	364	529	498	478	413	478
Ceded	(19)	(7)	6	5	8	8	14	12	5	12
Net	$387	$372	$466	$418	$372	$537	$512	$490	$418	$490

See Glossary of Financial Measures and Description of Reportable Business Segments on page 34.

The Travelers Companies, Inc.
Capitalization
($ in millions)

	December 31,	December 31,
	2007	2006

Debt
Short-term debt
Commercial paper	$100	$100
5.75% Senior notes due March 15, 2007	—	500
5.01% Senior notes due August 16, 2007	—	442
3.75% Senior notes due March 15, 2008 (1)	400	—
Medium-term notes maturing in the following 12 months	149	72
Total short-term debt	649	1,114

Long-term debt
Medium-term notes with various maturities through 2010	21	170
3.75% Senior notes due March 15, 2008 (1)	—	400
Zero coupon convertible notes due 2009, effective yield 4.17%	134	128
8.125% Senior notes due April 15, 2010 (1)	250	250
7.22% Real estate non-recourse debt due September 1, 2011	9	—
7.81% Private placement notes due on various dates through 2011	9	12
5.375% Senior notes due June 15, 2012 (1)	250	—
5.00% Senior notes due March 15, 2013 (1)	500	500
5.50% Senior notes due December 1, 2015	400	400
6.25% Senior notes due June 20, 2016 (1)	400	400
5.75% Senior notes due December 15, 2017 (1)	450	—
7.75% Senior notes due April 15, 2026	200	200
7.625% Subordinated debentures due December 15, 2027	125	125
8.47% Subordinated debentures due January 10, 2027 (2)	—	81
4.50% Convertible junior subordinated notes due April 15, 2032, callable April 18, 2007 (3)	—	893
6.375% Senior notes due March 15, 2033 (1)	500	500
6.75% Senior notes due June 20, 2036 (1)	400	400
6.25% Senior notes due June 15, 2037 (1)	800	—
8.50% Subordinated debentures due December 15, 2045	56	56
8.312% Subordinated debentures due July 1, 2046	73	73
6.25% Fixed-to-floating rate junior subordinated debentures due March 15, 2067	1,000	—
Total long-term debt	5,577	4,588
Unamortized fair value adjustment	83	109
Unamortized debt issuance costs	(67)	(51)
	5,593	4,646
Total debt	6,242	5,760

Preferred equity	112	129
Common equity (excluding net unrealized investment gains (losses), net of tax)	25,884	24,553
Total capital	$32,238	$30,442
Total debt to capital	19.4%	18.9%

(1)  Redeemable anytime with “make-whole” premium.

(2)  Redeemed on January 18, 2007.

(3)  Redeemed on April 18, 2007.

The Travelers Companies, Inc.
Statutory to GAAP Shareholders’ Equity Reconciliation
($ in millions)

	December 31,	December 31,
	2007 (1)	2006

Statutory capital and surplus	$22,878	$20,945

GAAP adjustments

Goodwill and intangible assets	3,958	3,985

Investments	1,407	993

Noninsurance companies	(4,307)	(4,007)

Deferred acquisition costs	1,809	1,615

Deferred federal income tax	(18)	411

Current federal income tax	(124)	3

Reinsurance recoverables	370	587

Furniture, equipment & software	423	382

Employee benefits	68	74

Agents balances	130	83

Other	22	64

Total GAAP adjustments	3,738	4,190

GAAP shareholders’ equity	$26,616	$25,135

(1) Estimated and Preliminary

The Travelers Companies, Inc.
Statement of Cash Flows - Preliminary
($ in millions)

									YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q	4Q
	2006	2006	2006	2006	2007	2007	2007	2007	2006	2007

Cash flows from operating activities
Net income	$1,006	$970	$1,043	$1,189	$1,086	$1,254	$1,198	$1,063	$4,208	$4,601
Adjustments to reconcile net income to net cash provided by operating activities:
Net realized investment (gains) losses	6	(10)	(12)	5	(14)	(128)	—	(12)	(11)	(154)
Depreciation and amortization	197	197	213	201	205	203	197	206	808	811
Deferred federal income taxes	159	44	150	168	(188)	369	68	(19)	521	230
Amortization of deferred policy acquisition costs	800	814	858	867	869	915	956	966	3,339	3,706
Equity income from other investments	(140)	(134)	(84)	(120)	(167)	(205)	(117)	(81)	(478)	(570)
Premiums receivable	110	(358)	154	37	17	(368)	216	131	(57)	(4)
Reinsurance recoverables	636	370	434	558	548	531	615	478	1,998	2,172
Deferred acquisition costs	(836)	(874)	(880)	(837)	(967)	(1,024)	(997)	(937)	(3,427)	(3,925)
Claims and claim adjustment expense reserves	(1,137)	(509)	(351)	(568)	(350)	(255)	(469)	(336)	(2,565)	(1,410)
Unearned premium reserves	103	272	87	(162)	60	275	28	(260)	300	103
Trading account activities	4	2	—	—	(1)	(3)	1	—	6	(3)
Loss (gain) on redemption of subordinated debentures	—	—	—	(42)	(7)	39	—	—	(42)	32
Excess tax benefits from share-based payment arrangements	(5)	(1)	(2)	(8)	(9)	(11)	(3)	(2)	(16)	(25)
Other	(341)	66	97	368	(215)	(535)	322	180	190	(248)
Net cash provided by operating activities	562	849	1,707	1,656	867	1,057	2,015	1,377	4,774	5,316

Cash flows from investing activities
Proceeds from maturities of fixed maturities	1,571	1,079	1,758	1,402	1,637	927	1,393	1,348	5,810	5,305
Proceeds from sales of investments
Fixed maturities	1,320	1,854	452	775	729	809	2,143	3,642	4,401	7,323
Equity securities	94	32	98	61	25	31	21	29	285	106
Other investments	259	253	336	263	325	606	232	307	1,111	1,470
Purchases of investments
Fixed maturities	(3,983)	(4,066)	(2,191)	(3,605)	(3,006)	(3,007)	(3,673)	(5,033)	(13,845)	(14,719)
Equity securities	(47)	(17)	(27)	8	(29)	(26)	(8)	(72)	(83)	(135)
Real estate	(8)	(6)	(9)	(52)	(26)	(27)	(16)	(5)	(75)	(74)
Other investments	(105)	(258)	(187)	(155)	(139)	(232)	(191)	(178)	(705)	(740)
Net (purchases) sales of short-term securities	67	(160)	(1,275)	1,283	(103)	407	(368)	(498)	(85)	(562)
Securities transactions in course of settlement	490	19	(159)	97	305	(251)	(385)	208	447	(123)
Other	(38)	(84)	(93)	(110)	(203)	(7)	(82)	(86)	(325)	(378)
Net cash provided by (used in) investing activities	(380)	(1,354)	(1,297)	(33)	(485)	(770)	(934)	(338)	(3,064)	(2,527)

The Travelers Companies, Inc.
Statement of Cash Flows - Preliminary (Continued)
($ in millions)

									YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q	4Q
	2006	2006	2006	2006	2007	2007	2007	2007	2006	2007

Cash flows from financing activities
Issuance of debt	—	786	—	—	986	1,475	—	—	786	2,461
Payment of debt	(4)	—	(42)	(760)	(611)	(857)	(488)	—	(806)	(1,956)
Treasury stock acquired - net employee share-based compensation	(16)	(1)	—	—	(26)	(12)	(1)	—	(17)	(39)
Treasury stock acquired - share repurchase program	—	(230)	(137)	(736)	(698)	(637)	(612)	(973)	(1,103)	(2,920)
Issuance of common stock - employee stock options	32	26	31	127	54	106	32	26	216	218
Dividends paid to shareholders	(161)	(182)	(181)	(178)	(175)	(193)	(189)	(185)	(702)	(742)
Excess tax benefits from share-based payment arrangements	5	1	2	8	9	11	3	2	16	25
Other	(2)	3	(1)	17	(1)	1	1	(1)	17	—
Net cash provided by (used in) financing activities	(146)	403	(328)	(1,522)	(462)	(106)	(1,254)	(1,131)	(1,593)	(2,953)

Effect of exchange rate changes on cash	—	3	1	1	(1)	3	2	1	5	5

Net increase (decrease) in cash	36	(99)	83	102	(81)	184	(171)	(91)	122	(159)
Cash at beginning of period	337	373	274	357	459	378	562	391	337	459
Cash at end of period	$373	$274	$357	$459	$378	$562	$391	$300	$459	$300

Income taxes paid (received)	$(5)	$258	$338	$270	$88	$698	$149	$411	$861	$1,346
Interest paid	$85	$79	$86	$108	$75	$86	$79	$117	$358	$357

The Travelers Companies, Inc.
Financial Supplement - Fourth Quarter 2007
Glossary of Financial Measures and Description of Reportable Business Segments

The following measures are used by the Company’s management to evaluate financial performance against historical results and establish targets on a consolidated basis.  In some cases, these measures are considered non-GAAP financial measures under applicable SEC rules because they are not displayed as separate line items in the consolidated statement of income or required to be disclosed in the notes to financial statements, and in some cases, include or exclude certain items not ordinarily included or excluded in the most comparable GAAP financial measure. In the opinion of the Company’s management, a discussion of these measures provides investors with a better understanding of the significant factors that comprise the Company’s periodic results of operations and how management evaluates the Company’s financial performance.

Operating income (loss) is net income (loss) excluding the after-tax impact of net realized investment gains (losses).  Operating income (loss) per share is operating income (loss) on a per share basis.

Return on equity is the ratio of net income to average equity.  Operating return on equity is the ratio of operating income to average equity excluding net unrealized investment gains and losses, net of tax.

In the opinion of the Company’s management, operating income, operating income per share and operating return on equity are meaningful indicators of underwriting and operating results.  These measures exclude net realized investment gains or losses which can be significantly impacted by both discretionary and other economic factors and are not necessarily indicative of operating trends.  Internally, the Company’s management uses operating income, operating income per share and operating return on equity to evaluate performance against historical results and establish financial targets on a consolidated basis.

Underwriting gain (loss) is net earned premiums and fee income less claims and claim adjustment expenses and insurance-related expenses.

A catastrophe is a severe loss, resulting from natural and manmade events, including risks such as fire, earthquake, windstorm, explosion, terrorism and other similar events.  Each catastrophe has unique characteristics.  Catastrophes are not predictable as to timing or amount in advance, and therefore their effects are not included in earnings or claims and claim adjustment expense reserves prior to occurrence.  A catastrophe may also result in the payment of reinstatement premiums and assessments from various pools.  In the opinion of the Company’s management, a discussion of the impact of catastrophes is meaningful for investors to understand the variability in periodic earnings.

Loss reserve development is the increase or decrease in incurred claims and claim adjustment expenses as a result of the re-estimation of claims and claim adjustment expense reserves at successive valuation dates for a given group of claims.  Loss reserve development may be related to prior year or current year development.  In the opinion of the Company’s management, discussion of prior year loss reserve development is useful to investors as it allows them to assess the impact between prior year and current year development on current earnings and changes in claims and claim adjustment expense reserve levels from period to period.

GAAP combined ratio is the sum of the loss and loss adjustment expense ratio (loss and LAE ratio), the underwriting expense ratio and, where applicable, the ratio of dividends to policyholders to net premiums earned.  For GAAP, the loss and LAE ratio is the ratio of incurred losses and loss adjustment expenses reduced by an allocation of fee income to net earned premiums.  The underwriting expense ratio is the ratio of underwriting expenses incurred reduced by an allocation of fee income, and billing and policy fees to net earned premiums. A GAAP combined ratio under 100% generally indicates an underwriting profit. A GAAP combined ratio over 100% generally indicates an underwriting loss. The GAAP combined ratio is an operating statistic that includes GAAP measures in the numerator and the denominator.

Gross written premiums reflect the direct and assumed contractually determined amounts charged to the policyholders for the effective period of the contract based on the terms and conditions of the insurance contract.  Gross written premiums are a measure of overall business volume.

Book value per share is total common shareholders’ equity divided by the number of common shares outstanding.  Adjusted book value per share is total common shareholders’ equity excluding the after-tax impact of net unrealized investment gains and losses (i.e., excluding FAS 115), divided by the number of common shares outstanding. In the opinion of the Company’s management, adjusted book value is useful in an analysis of a property casualty company’s book value on a nominal basis as it removes the effect of changing prices on invested assets, (i.e., net unrealized investment gains (losses), net of tax) which do not have an equivalent impact on unpaid claims and claim adjustment expense reserves.

Travelers has organized its businesses into the following reportable business segments:

Business Insurance - The Business Insurance segment offers a broad array of property and casualty insurance and insurance-related services in the United States.  Business Insurance is organized into the following groups, which collectively comprise Business Insurance Core operations: Select Accounts; Commercial Accounts; National Accounts; Industry-Focused Underwriting including Construction, Technology, Public Sector Services, Oil & Gas, and Agribusiness; Target Risk Underwriting including National Property, Inland Marine, Ocean Marine, Excess Casualty, Boiler & Machinery, and Global Accounts; and Specialized Distribution including Northland and National Programs.  Business Insurance also includes the Special Liability Group and policies written by Gulf (primarily management and professional liability coverages), and other runoff operations, which collectively are referred to as Business Insurance Other.

Financial, Professional & International Insurance - The Financial, Professional & International Insurance segment includes surety, crime, and financial liability business which primarily use credit-based underwriting processes, as well as property and casualty products that are predominantly marketed on an international basis.  The businesses in Financial, Professional & International Insurance are Bond & Financial Products and International.

Personal Insurance writes virtually all types of property and casualty insurance covering personal risks.  The primary coverages in this segment are personal automobile and homeowners insurance sold to individuals.